Fees Summary	Oct. 31, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	2,513,479.51
Total Transaction Valuation	16,417,240,431.9
Total Offset Amount	0
Net Fee	$ 2,513,479.51